Exhibit T3E-4



J. Ronald Trost  (JT-4745)
Kelley A. Cornish  (KC-0754)
Shalom L. Kohn  (SK-2626)
Elizabeth R. McColm  (EM-8532)
Sidley Austin Brown & Wood llp
787 Seventh Avenue
New York, New York 10019
Telephone:  (212) 839-5300

Counsel for Debtors and Debtors-in-Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - - - x
                                              :       Chapter 11
                                              :
In re                                         :       Case Nos. 01-41643 (RLB)
                                              :       through     01-41680 (RLB)
     THE WARNACO GROUP, INC., et al.,         :
                                              :       (Jointly Administered)
                                    Debtors.  x
- - - - - - - - - - - - - - - - - - - - - - -


                NOTICE OF FILING OF CERTAIN AMENDED SCHEDULES TO
                        THE DEBTORS' FIRST AMENDED JOINT
                  PLAN OF REORGANIZATION DATED NOVEMBER 8, 2002

         PLEASE TAKE NOTICE that on January 14, 2003, The Warnaco Group, Inc. and its affiliated debtors and debtors-in-possession in the above-captioned chapter 11 cases (the "Debtors") filed with this Court amended Schedules 1.70,
5.6 and 5.17 (collectively, the "Schedules") to their First Amended Joint Plan of Reorganization of The Warnaco Group, Inc. and Its Affiliated Debtors and Debtors in Possession Under Chapter 11 of the Bankruptcy Code, dated as of November 8, 2002 (the "Plan"). The Schedules are annexed hereto.

Dated: New York, New York          SIDLEY AUSTIN BROWN & WOOD LLP
         January 14, 2003

                                   By:  /s/ Kelley A. Cornish
                                        ----------------------------------------
                                        (A Member of the Firm)
                                   J. Ronald Trost  (JT-4745)
                                   Kelley A. Cornish  (KC-0754)
                                   Shalom L. Kohn  (SK-2626)
                                   Elizabeth R. McColm  (EM-8532)
                                   787 Seventh Avenue
                                   New York, New York  10019
                                   Telephone:  (212) 839-5300
                                   Telecopier:  (212) 839-5599

                                   Counsel for Debtors and Debtors-in-Possession

                                                          PLAN SCHEDULE 1.70

                                                      ORIGINAL FOREIGN FACILITIES

------------------------------------------------------------------------------------------- --------------------------
                                                                                                    Balance +
                                                      Facility
                                                                                                    Currency(1)
------------------------------------------------------------------------------------------- --------------------------
CDN $30,000,000 Revolving Facility, dated 9/24/96                                                    26,051,319 CDN
                                                                                                        827,487 USD
------------------------------------------------------------------------------------------- --------------------------
(pound)9,000,000 U.K. Facility Agreement, dated 5/15/95                                               6,992,400 GBP
------------------------------------------------------------------------------------------- --------------------------
FRF 480,000,000 French Franc Revolving Line of Credit, dated 10/31/96 and amended 4/17/98             5,170,240 EUR
------------------------------------------------------------------------------------------- --------------------------
2,500,000,000 Italian Lire Unicredito Credit Line Facility, dated 7/9/98                                708,342 EUR
------------------------------------------------------------------------------------------- --------------------------
35,000,000 Belgian Francs Overdraft Facility, dated 12/2/98                                             662,410 EUR
------------------------------------------------------------------------------------------- --------------------------
U.S. $6,000,000 Bank of Nova Scotia Hong Kong Overdraft Facility, dated 8/24/99                       5,520,000 USD
------------------------------------------------------------------------------------------- --------------------------
U.S. $10,000,000 Bank of East Asia Letter of Credit Facility, dated 9/13/96                           4,421,300 USD
------------------------------------------------------------------------------------------- --------------------------
U.S. $75,000,000 Bank of America Letter of Credit Facility, dated 1/10/00                            30,395,002 USD
------------------------------------------------------------------------------------------- --------------------------
Societe Generale Overdraft Facilities:
     20,000,000 Austrian Shillings dated 7/26/99                                                        764,300 EUR
     4,000,000 Deutsche Marks dated 3/21/00                                                           2,042,122 EUR
     U.S. $6,000,000 Multi-Purpose dated 10/29/97                                                     5,864,951 USD
     7,500,000 French Francs dated 7/31/98                                                            1,141,923 EUR
------------------------------------------------------------------------------------------- --------------------------
U.S. $500,000,000 6th Amended and Restated Credit Agreement, dated 11/17/99                                  $0
------------------------------------------------------------------------------------------- --------------------------
U.S. $91,700,000 Uncommitted Citibank Letter of Credit, dated 8/4/99                                  6,238,241 USD
------------------------------------------------------------------------------------------- --------------------------
U.S. $27,000,000 Standard Chartered Bank Letter of Credit Facility Letter, dated 12/29/99                    $0
------------------------------------------------------------------------------------------- --------------------------


--------
1 Approximate balance only and subject to adjustment.



                                         PLAN SCHEDULE 5.6

                          OFFICERS AND DIRECTORS OF THE REORGANIZED DEBTORS

======================================================================================================================
I.      The Warnaco Group, Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
Director - Non-Executive     Stuart D. Buchalter        Current Director and              $500,000 per annum1
Chairman                                                Non-Executive Chairman of the
                                                        Board; see Attachment 5.6(a)
                                                        for biographical information
---------------------------- -------------------------- --------------------------------- ----------------------------

Director                     Richard Karl Goeltz        Current Director; see             Retainer: $65,000(2);
                                                        Attachment 5.6(a) for             Meeting Fees: $2,500 per
                                                        biographical information          day plus expenses(3)
---------------------------- -------------------------- --------------------------------- ----------------------------
Director                     Harvey Golub               Current Director; see             Retainer: $65,000(2);
                                                        Attachment 5.6(a) for             Meeting Fees: $2,500 per
                                                        biographical information          day plus expenses(3)
---------------------------- -------------------------- --------------------------------- ----------------------------
Director, President and      Antonio C. Alvarez II      Current Director, President,      $125,000 per month base
Chief Executive Officer                                 and Chief Executive Officer;      salary(4)
                                                        see Attachment 5.6(a) for
                                                        biographical information
---------------------------- -------------------------- --------------------------------- ----------------------------
Director, Senior Vice        James P. Fogarty           Current Senior Vice               $475 per hour(5)
President - Finance and                                 President-Finance and Chief
Chief Financial Officer                                 Financial Officer; see
                                                        Attachment 5.6(a) for
                                                        biographical information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President -             Stanley P. Silverstein     Current Vice President, General   Officer Compensation:
Administration and Chief                                Counsel, Secretary and Chief      $450,000 per annum base
Administrative Officer                                  Administrative Officer; see       salary(6)
                                                        Attachment 5.6(a) for
                                                        biographical information
============================ ========================== ================================= ============================

---------------------------
1 To be reduced to $250,000 upon the retention of a permanent Chief Executive Officer and two additional Board members.

2 Retainer Fee payable as follows: (i) 60% cash payable quarterly in advance and
(ii) 40% equity payable annually in advance.

3 Members of the Board of Reorganized Warnaco will serve on Board Committees, to be formed on or after the Effective Date of the Plan, and will receive additional compensation as follows:

       ------------------------------------------- -----------------------------
       Audit Committee:
         *    Chairman Fee                         $10,000
         *    Member Fee per meeting               $1,000 (plus expenses)
       ------------------------------------------- -----------------------------
       Compensation Committee:
         *    Chairman Fee                         $5,000
         *    Member Fee per meeting               $1,000 (plus expenses)
       ------------------------------------------- -----------------------------
       Governance/Nominating Committee:
         *    Chairman Fee                         $5,000
         *    Member Fee per meeting               $1,000 (plus expenses)
       ------------------------------------------- -----------------------------
       Finance Committee:
         *    Chairman Fee                         $5,000
         *    Member Fee per meeting               $1,000 (plus expenses)
       ------------------------------------------- -----------------------------

4 Payable pursuant to an engagement letter between The Warnaco Group, Inc. and Alvarez & Marsal, Inc. Prior to the engagement of a permanent Chief Executive Officer, Mr. Alvarez will not receive compensation on account of his service as a director. Upon the engagement of a permanent Chief Executive Officer, Mr. Alvarez will receive directors' compensation.

5 Payable pursuant to an engagement letter between The Warnaco Group, Inc. and Alvarez & Marsal, Inc. Prior to the engagement of a permanent Chief Financial Officer, Mr. Fogarty will not receive compensation on account of his service as a director. Upon the engagement of a permanent Chief Financial Officer, Mr. Fogarty will receive directors' compensation.

6 Plus incentive compensation opportunity, to be determined.


======================================================================================================================

II.     184 Benton Street Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
---------------------------- -------------------------- --------------------------------- ----------------------------


III.    Abbeville Manufacturing Company
---------------------------- -------------------------- --------------------------------- ----------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

IV. A.B.S. Clothing Collection, Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

V.    Authentic Fitness Corporation
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

VI.   Authentic Fitness Products Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information

----------------------------------------------------------------------------------------------------------------------

VII.   Authentic Fitness On-Line, Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

VIII.   Authentic Fitness Retail Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

IX.   Calvin Klein Jeanswear Company
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------

Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information

----------------------------------------------------------------------------------------------------------------------

X.   CCC Acquisition Corp.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information

----------------------------------------------------------------------------------------------------------------------

XI.   C.F. Hathaway Company
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information

----------------------------------------------------------------------------------------------------------------------

XII.   CKJ Holdings, Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

XIII.   Designer Holdings Ltd.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information

----------------------------------------------------------------------------------------------------------------------

XIV.   Gregory Street, Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
---------------------------- -------------------------- --------------------------------- ----------------------------

XV.   Jeanswear Holdings, Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information

----------------------------------------------------------------------------------------------------------------------

XVI.   Kai Jay Manufacturing Company
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

XVII.   Myrtle Avenue, Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

XVIII.   Penhaligon's by Request, Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

XIX.   Outlet Holdings, Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

XX.   Outlet Stores, Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

XXI.   Rio Sportswear , Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information

----------------------------------------------------------------------------------------------------------------------

XXII.   Ubertech Products, Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

XXIII.   Warmana Limited
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

XXIV.   Warnaco Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
Director - Non-Executive     Stuart D. Buchalter        Current Director and                         None
Chairman                                                Non-Executive Chairman of the
                                                        Board; see Attachment 5.6(a)
                                                        for biographical information
---------------------------- -------------------------- --------------------------------- ----------------------------
Director                     Richard Karl Goeltz        Current Director; see                        None
                                                        Attachment 5.6(a) for
                                                        biographical information
---------------------------- -------------------------- --------------------------------- ----------------------------
Director                     Harvey Golub               Current Director; see                        None
                                                        Attachment 5.6(a) for
                                                        biographical information
---------------------------- -------------------------- --------------------------------- ----------------------------
Director, President and      Antonio C. Alvarez II      Current Director, President,                 None
Chief Executive Officer                                 and Chief Executive Officer;
                                                        see Attachment 5.6(a) for
                                                        biographical information
---------------------------- -------------------------- --------------------------------- ----------------------------
Director, Senior Vice        James P. Fogarty           Current Senior Vice                          None
President - Finance and                                 President-Finance and Chief
Chief Financial Officer                                 Financial Officer; see
                                                        Attachment 5.6(a) for
                                                        biographical information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President -             Stanley P. Silverstein     Current Vice President, General              None
Administration and Chief                                Counsel, Secretary and Chief
Administrative Officer                                  Administrative Officer; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

XXV.   Warnaco International, Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

XXVI.   Warnaco International, LLC
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

XXVII.   Warnaco of Canada Company
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------

President - Secretary        Stanley P. Silverstein     Current Vice President, General              None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                          None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
---------------------------- -------------------------- --------------------------------- ----------------------------

XXVIII.   Warnaco of Puerto Rico, Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General   None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

XXIX.   Warnaco Sourcing Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General   None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
----------------------------------------------------------------------------------------------------------------------

XXX.   Warnaco U.S., Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General   None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
---------------------------- -------------------------- --------------------------------- ----------------------------

XXXI.   Warner's De Costa Rica Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
---------------------------- -------------------------- --------------------------------- ----------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General   None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information

----------------------------------------------------------------------------------------------------------------------

XXXII.   Warnaco Men's Sportswear Inc.
----------------------------------------------------------------------------------------------------------------------
                                                                                             Proposed Compensation
           Title                       Name                       Affiliation
----------------------------------------------------------------------------------------------------------------------
President - Secretary        Stanley P. Silverstein     Current Vice President, General   None
                                                        Counsel, Secretary and Chief
                                                        Administrative Officer of The
                                                        Warnaco Group, Inc. and Warnaco
                                                        Inc. and Officer of Various
                                                        Subsidiaries; see Attachment
                                                        5.6(a) for biographical
                                                        information
---------------------------- -------------------------- --------------------------------- ----------------------------
Vice President - Treasurer   James P. Fogarty           Current Senior Vice                None
                                                        President-Finance and Chief
                                                        Financial Officer of The
                                                        Warnaco Group, Inc.; see
                                                        Attachment 5.6(a) for
                                                        biographical information
======================================================================================================================


                               Attachment 5.6a(1)

         Biographical Information for Proposed Officers and Directors of
                             the Reorganized Debtors

         (1) Antonio C. Alvarez II. Mr. Alvarez was elected President and Chief Executive Officer of the Company on November 16, 2001 and was elected to the Board of Directors on March 19, 2002. Mr. Alvarez is also a member of the Board's Restructuring Committee. Prior to his election to these positions, Mr. Alvarez served the Company as Chief Restructuring Officer from June 11, 2001 to November 16, 2001 and as Chief Restructuring Advisor to the Company (while employed by Alvarez & Marsal, Inc., a leading turnaround and crisis management consulting firm, which Mr. Alvarez co-founded) from April 30, 2001 to June 11, 2001. Over the last 18 years as a founding Managing Director of A&M, Mr. Alvarez has served as restructuring officer, consultant or operating officer of numerous troubled companies.

         (2) James P. Fogarty. Mr. Fogarty was elected Senior Vice President-Finance and Chief Financial Officer of the Company on December 20, 2001. Prior to his election to these positions, Mr. Fogarty served the Company as Senior Vice President from June 11, 2001 to December 20, 2001, and served as an advisor to the Company (while employed by A&M) from April 30, 2001 to June 11, 2001. Mr. Fogarty has been associated with A&M since August 1994. As part of his work with A&M, Mr. Fogarty has held management positions with Bridge Information Systems, DDS Partners LLC, AM Cosmetics, Inc. and Color Tile, Inc. In addition, Mr. Fogarty provided restructuring advisory services to Fruehauf Trailer and Homeland Stores, Inc. Mr. Fogarty was associated with the accounting firm KPMG from June 1990 until July 1994. Mr. Fogarty holds a B.A. degree in Economics and Computer Science from Williams College, a MS in Accounting from the Leonard Stern School of Business at New York University and a MBA in Finance and Accounting from the Leonard Stern School of Business at New York University.

         (3) Stanley P. Silverstein. Mr. Silverstein has served as Vice President, General Counsel and Secretary of the Company since December 1990. Mr. Silverstein was elected Chief Administrative Officer of the Company in December 2001. Mr. Silverstein served as Assistant Secretary of the Company from June 1986 until his appointment as Secretary in January 1987. Mr. Silverstein received a B.A. from Yale College in 1974 and received a J.D. from Harvard Law School in 1977.

         (4) Stuart D. Buchalter. Mr. Buchalter currently serves as Non-Executive Chairman of the Board of Directors for the Company and is a member of the Board's Restructuring, Pension and Audit Committees. Mr. Buchalter joined the Company in February 2000 as a Director. Mr. Buchalter is Of Counsel to the California law firm of Buchalter, Nemer, Fields & Younger P.C. He served as Chairman of the Board of Standard Brands Paint Company, which successfully reorganized under chapter 11 of the Code, through June 15, 1993. He serves as director of City National Corporation. He also serves as the Chairman of the Board of Trustees of Otis College of Art & Design. Mr. Buchalter did his undergraduate work at the University of California at Berkeley, receiving a B.A. in 1959, and attended Harvard Law School, earning an L.L.B. in 1962.

         (5) Richard Karl Goeltz. Richard Karl Goeltz has been a Director of the Company since July 2002, and is a member of the Board's Audit Committee. Mr. Goeltz served as Vice Chairman and Chief Financial Officer of the American Express Company from 1996 to 2000. Previously, Mr. Goeltz was Group Chief Financial Officer and a member of the Board of Directors of NatWest Group ("NatWest"), the parent company of National Westminster Bank PLC. Prior to joining NatWest, Mr. Goeltz served The Seagram Company for over 20 years in a variety of management positions. Mr. Goeltz previously held various financial positions in the treasurer's department of Exxon Corporation in New York and Central America. Mr. Goeltz is a director of the New Germany Fund, a member of the Board of Overseers of Columbia Business School, a director of Opera Orchestra of New York, a member of the Council on Foreign Relations and a member of the Court of Governors of the London School of Economics and Political Science. Mr. Goeltz received his M.B.A. from Columbia Business School, his B.A. in economics from Brown University and also studied at the London School of Economics and New York University.

         (6) Harvey Golub. Mr. Golub has been a Director of the Company since January 2001. Mr. Golub is the Chairman of the Board's Restructuring Committee, and also serves on the Compensation and Pension Committees. Mr. Golub served as a member of the Board of Directors of American Express Company from September 1990 until his retirement in April 2001, as Chairman of American Express Company from August 1993 until April 2001 and as Chief Executive Officer from January 1993 to January 2001. Mr. Golub serves as a Director of Campbell Soup Company and Dow Jones & Co., and as the Chairman of Airclic Inc., Chairman of ClientLogic and Chairman of TH Lee Putnam Ventures. Mr. Golub also serves on the Boards of Lincoln Center for the Performing Arts, the American Enterprise Institute and the New York-Presbyterian Hospital. Mr. Golub serves as a Senior Advisor to Lazard Freres.


---------------------------
1 Members of the Board of Reorganized Warnaco will serve on Board Committees, to be formed on or after the Effective Date of the Plan.

                               PLAN SCHEDULE 5.17

                    LIST OF CONTINUED EMPLOYMENT, RETIREMENT,
                      AND INCENTIVE COMPENSATION PROGRAMS(1)

Benefits

o        Employee Retirement Plan of Warnaco Inc.

o        The Warnaco Group, Inc. Employee Savings Plan

o        Authentic Fitness Corporation Savings Plan

o        Employees' 401(k) Plan of ABS Clothing Collection, Inc.

o        Warnaco Flexible Benefits Plan
            (employee and retiree medical plans)

o        United Healthcare Medical Plan (Ubertech Cobra)

o        Warnaco Inc. Basic Life and Accidental Death & Dismemberment
            Insurance Plan

o        Hartford Life Voluntary Supplemental Life Insurance Program

o        Warnaco Inc. Voluntary Met Life Dental

o        Cole Vision One

o        Warnaco Inc. Short-Term Disability Plan

o        Warnaco Inc. Long-Term Disability Plan

o        Travel Accident Insurance Plan

o        Hyatt Legal Voluntary Group Legal Plan (effective 1/1/03)

o        Warnaco Employees Federal Credit Union


Compensation

o        Key Domestic Employee Retention Plan

o        Warnaco Inc. Management Incentive Bonus Plan

o        Warnaco Inc. Sales Incentive Bonus Plan

o        Warnaco 1996 Separation Pay Plan



--------
1 All employment, retirement and incentive compensation plans and programs listed on this Plan Schedule 5.17 will remain in effect in accordance with their existing terms and conditions, including, without limitation, termination and modification provisions.